SUBJECT TO REVISION
-------------------
SERIES TERM SHEET DATED AUGUST 26, 1999
---------------------------------------


                                  $262,957,000
   [GRAPHIC]             Oakwood Mortgage Investors, Inc.,
                                    Depositor
                         Oakwood Acceptance Corporation,
                                    Servicer
          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1999-D


Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors, Inc. Senior/Subordinated Pass-Through Certificates, Series 1999-D. The Series Term Sheet has been prepared by Oakwood Mortgage Investors, Inc. for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston, First Union Capital Markets Corp. nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS) RELATING TO THE PASS-THROUGH CERTIFICATES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND DECLARED EFFECTIVE. THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES WILL BE FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. INTERESTED PERSONS ARE REFERRED TO THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT TO WHICH THE SECURITIES RELATE. ANY INVESTMENT DECISION SHOULD BE BASED ONLY UPON THE INFORMATION IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT AS OF THEIR PUBLICATION DATES.


Credit Suisse First Boston    First Union Capital Markets Corp.

         THIS SERIES TERM SHEET WILL BE SUPERSEDED IN ITS ENTIRETY BY THE
INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT, THE PROSPECTUS AND THE
SERIES 1999-D POOLING AND SERVICING AGREEMENT (INCLUDING THE MAY 1999 EDITION TO
THE STANDARD TERMS) TO BE DATED AS OF AUGUST 1, 1999, AMONG OAKWOOD MORTGAGE
INVESTORS, INC., AS DEPOSITOR, OAKWOOD ACCEPTANCE CORPORATION, AS SERVICER, AND
CHASE MANHATTAN TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE.
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
The Offered Certificates........................
 -----------------------------------------------------------------------------------------------------------------------------
                                                              Average                 Modified
                                             S&P/ Moody's      Life                   Duration    First          Last
  Class  Principal Amount(1)  Description    Ratings(2)     (yrs)(3)      Coupon    (yrs) (3)    Pay(3)        Pay(3)
 -----------------------------------------------------------------------------------------------------------------------------
  A-1       $ 226,687,000    Senior PT         AAA / Aaa       5.06      . %(4) (5)     3.62       9/99          8/14
  M-1       $   22,669,000   Mezzanine         AA / Aa3        9.73      . %(4) (5)     6.26       3/04          8/14
  M-2       $   13,601,000   Mezzanine          A / A2         9.73      . %(4) (5)     6.16       3/04          8/14
 -----------------------------------------------------------------------------------------------------------------------------

(1) The aggregate initial principal balance of the Certificates may be increased or decreased by up to 5%. Any such increase or decrease may be allocated disproportionately among the Classes of Certificates. Accordingly, any investor's commitments with respect to the Certificates may be increased or decreased correspondingly.
(2) It is a condition to the issuance of the Certificates that they be rated as above. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision of withdrawal at any time by the assigning rating organization.
(3) Assumed that the 10% Optional Termination is exercised. Data run at a prepayment speed of 200% MHP.
(4) Computed on the basis of a 360-day year of twelve 30-day months.
(5) The lesser of (i) specified rate per annum, or (ii) the Weighted Average Net Asset Rate for the related Distribution Date.
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
   Class Designations
      CLASS A-1 CERTIFICATES.................Class A-1 Certificates.

      CLASS M CERTIFICATES...................Class M-1 and Class M-2 Certificates.

      CLASS B CERTIFICATES...................Class B-1 and Class B-2 Certificates.

      SUBORDINATED CERTIFICATES..............Class M, Class B, Class X and Class R Certificates.

      OFFERED CERTIFICATES...................Class A and Class M Certificates.

      OFFERED SUBORDINATED CERTIFICATES......Class M Certificates.

   Other Certificates.........................The Class B-1,  Class B-2,  Class X and Class R  Certificates  are not being  offered hereby.  The Class B Certificates  are expected to be sold in a private  placement at or around the Closing  Date,  and may be acquired in the interim by an  affiliate  of the Company.  The Class X and Class R Certificates  are expected to be sold initially to  related  entities  of the  Company,  which may offer them in the future in one or more  privately  negotiated  transactions.  The  Class B  Certificates  will  have an initial Certificate Principal Balance of approximately $33,248,000.

   Denominations..............................The Offered   Certificates   will  be  Book-Entry   Certificates   only,  in  minimum
                                              denominations of $1,000 and integral multiples of $1 in excess thereof.

   Cut-off Date...............................August 1, 1999.

   Distribution Dates.........................The fifteenth  day of each month,  (or if such  fifteenth day is not a business day,
                                              the  next   succeeding   business  day)   commencing  in  September   1999  (each,  a
                                              "Distribution Date").

   Record Date................................With respect to each Distribution Date, other than the first Distribution Date, the close of business on the last business day of the month preceding the month in which such Distribution Date occurs, and with respect to the first Distribution
                                              Date, the close of business on the Closing Date (each, a "Record Date").

   Interest Accrual Period....................With respect to each  Distribution  Date, the calendar  month  preceding the month in which the Distribution Date occurs (each, an "Interest Accrual Period").

   Distributions..............................The "Available Distribution Amount" for a Distribution Date generally will include
                                              (1)(a) Monthly Payments of principal and interest due on the Assets during the related Collection Period, to the extent such payments were actually collected from the Obligors or advanced by the Servicer and (b) unscheduled payments received with respect to the Assets during the related  Prepayment Period, including
                                              Principal Prepayments, proceeds of repurchases, Net
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
                                              Liquidation Proceeds and Net Insurance Proceeds, less (2)(a) amounts required to reimburse the Servicer for previously unreimbursed Advances in accordance with the
                                              Agreement, (b) amounts required to reimburse the Company or the Servicer for certain reimbursable expenses in accordance with the Agreement, (c) amounts required to reimburse any party for an overpayment of a Repurchase Price for an Asset in accordance with the Agreement, (d) the Interest Deficiency Amount or portion thereof, if any, paid from collections on the Preceding Distribution Date, and (e) if
                                              Oakwood is not the Servicer, the Servicing Fees for the related Collection Period.

                                              Principal distributions to Class M will be allocated pro rata between the Class M-1 and the Class M-2 Certificates. Prior to the Cross-over Date or on any Distribution
                                              Date as of which the Principal Distribution Tests are not met, principal will be allocated solely to the Class A-1 Certificates.

                                              If an Interest Deficiency Event occurs on any Distribution Date with respect to the
                                              Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, collections received after the end of the related Collection Period and prior to such Distribution Date will be applied, up to a limited amount determined by the Rating Agencies, to remedy such deficiency in order of Class seniority. Any remaining deficiency will be carried forward as shortfall for the next Distribution Date. "Interest Deficiency Event"
                                              means, with respect to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates
                                              and a Distribution Date, that after distribution of the Available Distribution Amount in the order of priority set forth below under "Priority of Distributions," there remains unpaid any of the Interest Distribution Amount, Carryover Interest
                                              Distribution Amount, Writedown Interest Distribution Amount or Carryover Writedown
                                              Interest Distribution Amount for such Class and Distribution Date (the "Interest
                                              Deficiency Amount").

                                              Distributions will be made on each Distribution Date to holders of record on the preceding Record Date. Distributions on a Class of Certificates will be allocated among the Certificates of such Class in proportion to their respective percentage interests.

   Priority of Distributions..................On each Distribution Date the Available  Distribution  Amount will be distributed in the following amounts and in the following order of priority:

                                               (1) first, to the Class A-1 Certificates (a) first, the related Interest Distribution
                                               Amount for such Distribution Date and (b) second, the related Carryover Interest
                                               Distribution Amount, if any, for such Distribution Date;

                                              (2) second, to the Class M-1 Certificates, (a) first, the related Interest
                                              Distribution Amount for such Distribution Date and (b) second, any Interest
                                              Distribution Amounts remaining unpaid from previous Distribution Dates, plus interest on this carryover amount, if any, for such Distribution Date;

                                              (3) third, to the Class M-2 Certificates, (a) first, the related Interest Distribution
                                              Amount for such Distribution Date and (b) second, the related Carryover Interest
                                              Distribution Amount, if any, for such Distribution Date;

                                              (4) fourth, to the Class B-1 Certificates, (a) first, the related Interest
                                              Distribution Amount for such Distribution Date and (b) second, any Interest
                                              Distribution Amounts remaining unpaid from previous Distribution Dates, plus interest on this carryover amount, if any, for such Distribution Date;

                                              (5) fifth, to the Class B-2 Certificates, (a) first, the related Interest Distribution
                                              Amount for such Distribution Date and (b) second, any Interest Distribution Amounts remaining unpaid from previous Distribution Dates, plus interest on this carryover amount, if any, for such Distribution Date;

                                              (6) sixth, to the Class A-1 Certificates, the related Principal Distribution
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
                                              Shortfall Carryover Amount, if any, for such Distribution Date;

                                              (7) seventh, to the Class A-1 Certificates, the Class A-1  Principal Distribution
                                              Amount until the Class A-1 Certificate Principal Balance is reduced to zero;

                                              (8) eighth, to the Class M-1 Certificates, (a) first, any related Writedown Interest
                                              Distribution Amount for such Distribution Date, (b) second, any related Carryover
                                              Writedown Interest Distribution Amount for such Distribution Date, (c) third, any related Principal Distribution Shortfall Carryover Amount, and (d) fourth, any related
                                              Principal Distribution Amount until the Class M-1 Certificate Principal Balance is reduced to zero;

                                              (9) ninth, to the Class M-2 Certificates, (a) first, any related Writedown Interest
                                              Distribution Amount for such Distribution Date, (b) second, any related Carryover
                                              Writedown Distribution Amount for such Distribution Date, (c) third, any related
                                              Principal Distribution Shortfall Carryover Amount, and (d) fourth, any related
                                              Principal Distribution Amount until the Class M-2 Certificate Principal Balance is reduced to zero;

                                              (10) tenth, to the Class B-1 Certificates, (a) first, any related Writedown Interest
                                              Distribution Amount for such Distribution Date, (b) second, any related Carryover
                                              Writedown Interest Distribution Amount for such Distribution Date, (c) third, any related Principal Distribution Shortfall Carryover Amount, and (d) fourth, any related
                                              Principal Distribution Amount until the Class B-1 Certificate Principal Balance is reduced to zero;

                                              (11) eleventh, to the Class B-2 Certificates, (a) first any related Writedown Interest
                                              Distribution Amount for such Distribution Date, (b) second, any related Carryover
                                              Writedown Interest Distribution Amount for such Distribution Date, (c) third, any related Principal Distribution Shortfall Carryover Amount, and (d) fourth, any related
                                              Principal Distribution Amount until the Class B-2 Certificate Principal Balance is reduced to zero;

                                              (12) twelfth, if Oakwood is the Servicer, to the Servicer, the following amounts in sequential order: (i), the Servicing Fees for the related Collection Period, and (ii)
                                              any Servicing Fees from previous Distribution Dates remaining unpaid;

                                              (13) thirteenth, sequentially, to the Class A-1, Class M-1, Class M-2, Class B-1 and
                                              Class B-2 Certificates, the Accelerated Principal Distribution Amount for such
                                              Distribution Date until the Certificate Principal Balance of each class is reduced to zero;

                                              (14) fourteenth, to the Class X Certificates, in the following sequential order: (i)
                                              the current Class X Strip Amount; and (ii) any Class X Strip Amounts from previous
                                              Distribution Dates remaining unpaid;

                                              (15) finally, any remainder to the Class R Certificates.

                                              The primary credit support for the Class A-1 Certificates is the subordination of the
                                              Subordinated Certificates and overcollateralization; for the Class M-1 Certificates is the subordination of the Class M-2, Class B, Class X, Class R Certificates and
                                              overcollateralization; for the Class M-2 Certificates is the subordination of the
                                              Class B, Class X, Class R Certificates and overcollateralization.

   Cross-over Date............................The later to occur of (a) the Distribution Date occurring in March 2004 or (b) the first Distribution Date on which the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the sum of the Adjusted Certificate
                                              Principal Balance of the Subordinated Certificates and the Current
                                              Overcollateralization Amount for such Distribution Date and the denominator of
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
                                              which is the Pool Scheduled Principal Balance on such Distribution Date, equals or exceeds 1.855 times the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the sum of the initial aggregate Adjusted
                                              Certificate Principal Balance of the Subordinated Certificates and the Initial
                                              Overcollateralization Amount and the denominator of which is the Pool Scheduled
                                              Principal Balance on the Cut-off Date.

   Performance Test...........................The Average 60-Day Delinquency Ratio is less than or equal to 5.5%, the Current
                                              Realized Loss Ratio is less than or equal to 3.0%; and the Cumulative Realized Losses are less than or equal to the percentage of the Aggregate Cut-off Date Pool Principal
                                              Balance set forth below:

                                                           7% March 2004 through August 2005,
                                                           8% September 2005 through August 2006,
                                                           9.5% September 2006 through February 2008, and
                                                           10.5% thereafter.

   Overcollateralization....................  Excess  interest  collections  will be  applied,  to the  extent  available,  to make
                                              accelerated    payments   of   principal   on   the    Certificates.    The   "Target
                                              Overcollateralization  Amount"  generally shall mean, (i) for any  Distribution  Date prior to the  Cross-over  Date,  3.50% of the Cut-off  Date Pool Balance and (ii) for
                                              any  other  Distribution  Date,  the  lesser of (x)  3.50% of the  Cut-off  Date Pool
                                              Balance and (y) 6.125% of the then-outstanding Pool Balance; provided,  however, that in no event shall the Target  Overcollateralization  Amount be less than 0.50% of the
                                              Cut-off Date Pool  Balance.  On the Closing Date,  the initial  overcollateralization amount shall equal 2.00% of the Pool  Scheduled  Principal  Balance as of the Cut-off
                                              Date.

                                              The "Current Overcollateralization Amount" shall mean, for any Distribution Date, the positive difference, if any, between the Scheduled Principal Balance of the Assets and the Certificate Principal Balance of all the outstanding classes of Certificates. The
                                              "Accelerated Principal Distribution Amount" for any Distribution Date shall be the positive difference, if any, between the Target Overcollateralization Amount and the
                                              Current Overcollateralization Amount.

   Allocation of Writedown Amounts............The "Writedown  Amount" for any  Distribution  Date will be the  amount,  if any, by which the aggregate  Certificate  Principal  Balance of all  Certificates,  after all distributions  have been made on the Certificates on such Distribution  Date, exceeds the Pool Scheduled  Principal Balance of the Assets for the next  Distribution  Date.
                                              The  Writedown   Amount  will  be  allocated   among  the  Classes  of   Subordinated
                                              Certificates in the following order of priority:

                                              (1)   first,  to the  Class B-2  Certificates,  to be applied in  reduction of the
                                                    Adjusted Certificate  Principal Balance of such Class until it has been reduced to zero;
                                              (2)   second, to the Class B-1 Certificates, to be applied in reduction of the
                                                    Adjusted Certificate Principal Balance of such Class until it has been reduced to zero;
                                              (3)   third, to the Class M-2 Certificate Principal Balance of such Class until it has been reduced to zero; and
                                              (4)   fourth, to the Class M-1 Certificates, to be applied in reduction of the
                                                    Adjusted Certificate Principal Balance of such Class until it has been reduced to zero.

   Advances...................................For each Distribution Date, the Servicer will be obligated to make an advance
                                              (a "P&I Advance") in respect of any delinquent Monthly Payment that will, in the
                                              Servicer's judgement, be recoverable from late payments on or Liquidation Proceeds from such Asset. The Servicer will also be obligated to make Advances
                                              ("Servicing Advances" and, together with P&I Advances, "Advances")
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
                                              in respect of Liquidation Expenses and certain taxes and insurance premiums not paid by an Obligor on a timely basis, to the extent the Servicer deems such Servicing
                                              Advances recoverable out of Liquidation Proceeds or from subsequent collections. P&I
                                              Advances and Servicing Advances are reimbursable to the Servicer under certain circumstances. In addition, the Servicer is obligated under certain circumstances to pay Compensating Interest with respect to any Asset that prepays on a date other than on a Due Date for such Asset.

   Final Scheduled Distribution Dates......   To the extent not  previously  paid prior to such dates,  the  outstanding  principal amount of each Class of Offered  Certificates  will be payable on the  November  2029
                                              Distribution  Date (with respect to each Class of Certificates,  the "Final Scheduled
                                              Distribution  Date").  The Final Scheduled  Distribution  Date has been determined by adding  three  months  to the  maturity  date of the  Asset  with the  latest  stated
                                              maturity.

   Optional Termination.......................The Servicer at its option and subject to the limitations imposed by the Agreement, will have the option to purchase from the Trust Estate all Assets then outstanding and all other property in the Trust Estate on any Distribution Date occurring on or after the Distribution Date on which the sum of the Certificate Principal Balance of the
                                              Certificates is less than 10% of the sum of the original Certificate Principal Balance of the Certificates. The Servicer also may terminate the Trust Estate if it determines that there is a substantial risk that the Trust Estate's REMIC status will be lost.

   Auction Sale...............................If the Servicer does not exercise its optional termination right within 90 days after it first becomes eligible to do so, the Trustee shall solicit bids for the purchase of all Assets then outstanding and all other property in the Trust Estate. In the event that satisfactory bids are received, the sale proceeds will be distributed to
                                              Certificateholders.

   The Assets.................................The Trust will consist of (1) fixed and adjustable rate manufactured housing installment sales contracts (collectively, the "Contracts") secured by security interests in manufactured homes, as defined herein (the "Manufactured Homes"), and with respect to certain of the Contracts ("Land Secured Contracts"), secured by liens on the real estate on which the related Manufactured Homes are located, and (2)
                                              mortgage loans secured by first liens on the real estate to which the related
                                              Manufactured Homes are deemed permanently affixed (the "Mortgage Loans," and together with the Contracts, the "Assets"). The Asset Pool consists of 6,454 Assets having an aggregate Scheduled Principal Balance as of the Cut-off Date of $302,250,407.75, among which 6,449 Assets aggregating $301,720,998.42 are secured by fixed rate Assets
                                              ("Fixed Rate Assets") and 5 Assets aggregating $529,409.33 are secured by adjustable rate Assets ("Adjustable Rate Assets").

                                              As of the Cut-off Date, approximately 20.95% of the Assets are Mortgage Loans and approximately 0.01% of the Assets are Land Secured Contracts. Based on Cut-off Date
                                              Pool Scheduled Principal Balance, approximately 85.29% of the Assets are secured by
                                              Manufactured Homes which were new, approximately 2.18% of the Assets are secured by
                                              Manufactured Homes which were used, approximately 10.69% of the Assets are secured by
                                              Manufactured Homes which were repossessed and approximately 1.83% of the Assets are secured by Manufactured Homes which were transferred. As of the Cut-off Date, the
                                              Assets were secured by Manufactured Homes or Mortgaged Properties (or Real Properties,
                                              in the case of Land Secured Contracts) located in 43 states and District of Columbia, and approximately 17.55% and 14.17% of the Assets were secured by Manufactured Homes or Mortgaged Properties located in North Carolina and Texas, respectively (based on the mailing addresses of the Obligors on the Assets as of the Cut-off Date). Each
                                              Asset bears interest at an annual percentage rate (an "APR") of at least 6.25% and not more than 15.00%. The weighted averaged APR of the Assets as of the Cut-off Date is approximately 9.55%. The Assets have remaining terms to maturity as of the
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
                                              Cut-off Date of at least 10 months but not more than 360 months and original terms to stated maturity of at least 12 months but not more than 360 months. As of the Cut-off
                                              Date, the Assets had a weighted average original term to stated maturity of approximately 311 months, and a weighted average remaining term to stated maturity of approximately 310 months. The Assets have Loan-to-Value Ratio as of the Cut-off Date of at least 21.44% but not more than 100.00%. As of the Cut-off Date, the Assets had a weighted average Loan-to-Value Ratio of approximately 92.35%. The final scheduled payment date on the Asset with the latest maturity occurs in August 2029.

                                              The Servicer will be required to cause to be maintained one or more standard hazard insurance policies with respect to each Manufactured Home and Mortgaged Property.

   Certain Federal Income Tax
     Consequences.............................For federal  income tax  purposes,  the Trust  Estate will be treated as one or more real estate mortgage investment  conduits (each, a "REMIC").  The Class A-1, Class M,
                                              Class B and Class X Certificates will constitute  "regular  interests" in a REMIC for federal  income tax purposes.  The Class R  Certificates  will be treated as the sole class of "residual interests" in each REMIC for federal income tax purposes.

   Recent Developments........................During November and December, 1998, Oakwood Homes and some of its officers and directors were named as defendants in lawsuits filed on behalf of purchasers of
                                              Oakwood Homes' common stock between April 11, 1997 and July 21, 1998. These suits were filed in the United States District Court for the Middle District of North Carolina
                                              and in the United States District Court for the Eastern District of Arkansas. They
                                              allege violations of the Exchange Act in the statements made by Oakwood Homes concerning its business and financial operations. Oakwood Homes intends to defend these suits vigorously. Oakwood Mortgage believes that these lawsuits will not adversely affect payments to be made on your certificates.

   ERISA Considerations.......................Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee Retirement Income Security Act of
                                              1974, as amended ("ERISA"), or corresponding provisions of the Code (any of the foregoing, a "Plan"), persons acting on behalf of a Plan, or persons using the assets of a Plan ("Plan Investors") should consult with their own counsel to determine whether the purchase or holding of the Offered Certificates could give rise to a transaction that is prohibited either under ERISA or the Code.

                                              BECAUSE THE OFFERED SUBORDINATED CERTIFICATES ARE SUBORDINATED SECURITIES, THEY WILL
                                              NOT SATISFY THE REQUIREMENTS OF CERTAIN PROHIBITED TRANSACTION EXEMPTIONS. AS A
                                              RESULT, THE PURCHASE OR HOLDING OF ANY OF THE OFFERED SUBORDINATED CERTIFICATES BY A
                                              PLAN INVESTOR MAY CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION OR RESULT IN THE
                                              IMPOSITION OF EXCISE TAXES OR CIVIL PENALTIES. ACCORDINGLY, NONE OF THE OFFERED
                                              SUBORDINATED CERTIFICATES ARE OFFERED FOR SALE, AND ARE NOT TRANSFERABLE, TO A PLAN
                                              INVESTOR, UNLESS SUCH PLAN INVESTOR PROVIDES THE SELLER AND THE TRUSTEE WITH A
                                              BENEFIT PLAN OPINION, OR THE CIRCUMSTANCES DESCRIBED IN CLAUSE (II) BELOW ARE
                                              SATISFIED. UNLESS SUCH OPINION IS DELIVERED, EACH PERSON ACQUIRING AN OFFERED
                                              SUBORDINATED CERTIFICATE WILL BE DEEMED TO REPRESENT TO THE TRUSTEE, THE SELLER AND
                                              THE SERVICER THAT EITHER (I) SUCH PERSON IS NOT A PLAN INVESTOR SUBJECT TO ERISA OR
                                              SECTION 4975 OF THE CODE, OR (II) SUCH PERSON IS AN INSURANCE COMPANY THAT IS
                                              PURCHASING AN OFFERED SUBORDINATED CERTIFICATE WITH FUNDS FROM ITS "GENERAL ACCOUNT"
                                              AND THE PROVISIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 WILL APPLY TO
                                              EXEMPT THE PURCHASE, HOLDING AND RESALE OF SUCH CERTIFICATE, AND TRANSACTIONS IN
                                              CONNECTION WITH THE SERVICING, OPERATION AND MANAGEMENT OF THE TRUST FROM THE
                                              PROHIBITED TRANSACTION RULES OF ERISA
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
                                              AND THE CODE.

   Legal Investment Considerations............The Class A-1 and Class M-1 Certificates are expected to constitute "mortgage related  securities" for purposes of the Secondary Mortgage Market Enhancement Act of
                                              1984 ("SMMEA").

                                              THE CLASS M-2 CERTIFICATES ARE NOT "MORTGAGE RELATED SECURITIES" FOR PURPOSES OF SMMEA
                                              BECAUSE SUCH CERTIFICATES ARE NOT RATED IN ONE OF THE TWO HIGHEST RATING CATEGORIES BY
                                              A NATIONALLY RECOGNIZED RATING AGENCY.
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DELINQUENCY, LOAN LOSS AND REPOSSESSION EXPERIENCE

         The following tables set forth certain information, for the periods indicated, concerning (1) the asset servicing portfolio, (2) the delinquency experience and (3) the loan loss and repossession experience of the portfolio of manufactured housing installment sales contracts and residential mortgage loans serviced by Oakwood. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the Assets will be comparable to that set forth below.

                                             ASSET SERVICING PORTFOLIO
                                              (DOLLARS IN THOUSANDS)

                                                           AT SEPTEMBER 30,                                JUNE 30,
                                     -------------------------------------------------------------- ----------------------
                                         1994       1995        1996         1997          1998         1998         1999
                                     ---------  ----------  -----------  -----------   -----------  -----------  --------
Total Number of Serviced Assets
     Oakwood Originated..........        39,273     51,566      67,120       89,411     111,351      105,689      120,110
     Acquired Portfolios.........         5,773      4,872       4,177        3,602       2,818        3,019        2,298
Aggregate Outstanding Principal
Balance of Serviced Assets
     Oakwood Originated..........      $757,640 $1,130,378  $1,687,406   $2,499,794    $3,536,657   $3,223,299    $4,068,377
     Acquired Portfolios.........       $85,227    $70,853     $57,837      $47,027       $35,882      $38,227       $28,332
Average Outstanding Principal
Balance per Serviced Asset
     Oakwood Originated..........        $19.3      $21.9       $25.1        $28.0          $31.8        $30.5        $33.9
     Acquired Portfolios.........        $14.8      $14.5       $13.8        $13.1          $12.7        $12.7        $12.3
Weighted Average Interest Rate
of Serviced Assets
     Oakwood Originated..........        12.2%      12.0%       11.5%        11.0%         10.8%        10.9%        10.7%
     Acquired Portfolios.........        11.0%      11.3%       11.2%        11.1%         11.0%        11.1%        10.8%


                                            DELINQUENCY EXPERIENCE (1)
                                              (DOLLARS IN THOUSANDS)

                                                              AT SEPTEMBER 30,                         JUNE 30,
                                             ---------------------------------------------------    ----------------
                                                 1994      1995       1996      1997       1998      1998        1999
                                             --------  --------   --------  --------   --------    --------    --------
Total Number of Serviced Assets
     Oakwood Originated..................       39,273    51,566     67,120    89,411  111,351   105,689       120,110
     Acquired Portfolios.................        5,773     4,872      4,177     3,602    2,818     3,019         2,298
Number of Delinquent Assets (2)..........
     Oakwood Originated:.................
      30-59 Days.........................          350       601        835     1,171    2,345     2,401         2,274
      60-89 Days.........................           97       185        308       476      906       794           845
      90 Days or More....................          198       267        492       716    1,222     1,005         1,319
     Total Number of Assets Delinquent             645     1,053      1,635     2,363    4,473     4,200         4,438
     Acquired Portfolios.................
      30-59 Days.........................          127        63         66        90       75       104            40
      60-89 Days.........................           49        17         23        23       31        35            10
      90 Days or More....................           98        76         62        75       57        50            48
     Total Number of Assets Delinquent             274       156        151       188      163       189            98
Total Delinquencies as a Percentage of
     Serviced Assets (3).................
     Oakwood Originated..................       1.6%      2.0%        2.4%      2.6%      4.0%      4.0%         3.7%
     Acquired Portfolios.................       4.7%      3.2%        3.6%      5.2%      5.8%      6.3%         4.3%

(1) Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purposes of this table.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.
(3) By number of assets.

                                          LOAN LOSS/REPOSSESSION EXPERIENCE
                                               (DOLLARS IN THOUSANDS)

                                                      AT OR FOR THE FISCAL YEAR                      AT OR FOR THE NINE
                                                                ENDED                                   MONTHS ENDED
                                                            SEPTEMBER 30,                                JUNE 30,
                                     ------------------------------------------------------------ ----------------------
                                         1994       1995        1996        1997         1998         1998          1999
                                     ---------  ----------  ----------  -----------  -----------  -----------   --------
Total Number of Serviced                 45,046   56,438        71,297      93,013      114,169      108,708       122,408
     Assets (1).................
Average Number of Serviced
     Assets During Period.......         37,788   50,742        63,868      82,155      103,591      100,861       118,289
Number of Serviced
     Assets Repossessed.........          1,241    1,718         2,746       3,885        5,411        3,839         5,795
Serviced Assets Repossessed as a
     Percentage of Total Serviced
     Assets (2).................         2.75%      3.04%       3.85%      4.18%       4.74%        4.71%(6)      6.31%(6)
Serviced Assets Repossessed as a
     Percentage of Average Number
     of Serviced Assets.........         3.28%      3.39%       4.30%      4.73%       5.22%        5.07%(6)      6.53%(6)
Average Outstanding Principal
     Balance of Assets (3)......
     Oakwood Originated.........      $701,875   $976,905   $1,409,467  $2,065,033   $2,978,235   $2,820,956    $3,761,762
     Acquired Portfolios........       $30,432    $30,235      $27,351     $22,943      $19,179      $19,545      $15,252
Net Losses from Asset
     Liquidation(4):
     Total Dollars (3)..........
       Oakwood Originated.......         $4,630  $7,303        $14,248     $26,872      $45,189      $31,773       $50,751
       Acquired Portfolios......           $203    $473           $592        $528         $220         $162          $144
     As a Percentage of Average
     Outstanding Principal Balance
     of Assets (3) (5)
       Oakwood Originated.......        0.66%      0.75%       1.01%       1.30%       1.52%        1.50%(6)      1.80%(6)
       Acquired Portfolios......        0.67%      1.56%       2.16%       2.30%       1.15%        1.11%(6)      1.26%(6)

(1) As of period end.
(2) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.
(3) Includes assets originated by Oakwood Acceptance Corporation and serviced by Oakwood Acceptance Corporation and others.
(4) Net losses represent all losses incurred on Oakwood Acceptance Corporation-serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. Charges to the losses reserves in respect of a defaulted asset generally are made before the defaulted asset becomes a liquidated asset. The length of the accrual period for the amount of accrued and unpaid interest include in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than Oakwood Acceptance Corporation.
(5) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all assets at the end of the applicable period.
(6) Annualized.

         The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Assets will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

         Whenever reference is made herein to a percentage of the Assets (or to a percentage of the Scheduled Principal Balance of the Assets), the percentage is calculated based on the Scheduled Principal Balances ("SPB") of the Assets as of the Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.

                                GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES(1)

                                  NUMBER OF      AGGREGATE SCHEDULED           PERCENTAGE OF
GEOGRAPHIC LOCATION                ASSETS         PRINCIPAL BALANCE          ASSET POOL BY SPB
-------------------                ------         -----------------          -----------------
Alabama....................           193      $     7,675,721                    2.54%
Alaska.....................             1               26,221                    0.01
Arizona....................           246           14,905,624                    4.93
Arkansas...................           132            5,143,942                    1.70
California.................            53            3,134,079                    1.04
Colorado...................            84            4,738,878                    1.57
Connecticut................             1               69,627                    0.02
Delaware...................            27            1,176,952                    0.39
Florida....................           142            6,822,442                    2.26
Georgia....................           284           12,831,736                    4.25
Idaho......................            99            5,878,809                    1.95
Illinois...................            14              534,655                    0.18
Indiana....................            10              303,678                    0.10
Iowa.......................             2               40,165                    0.01
Kansas.....................            74            3,185,949                    1.05
Kentucky...................           137            5,692,321                    1.88
Louisiana..................           246           10,750,287                    3.56
Maryland...................            17              669,252                    0.22
Massachusetts..............             1               39,636                    0.01
Michigan...................            61            3,407,033                    1.13
Minnesota..................             8              335,979                    0.11
Mississippi................           187            7,854,855                    2.60
Missouri...................           150            5,983,075                    1.98
Montana....................             4              259,022                    0.09
Nevada.....................            46            3,202,465                    1.06
New Jersey.................             4              223,241                    0.07
New Mexico.................           225           10,441,511                    3.45
New York...................             7              387,025                    0.13
North Carolina.............         1,227           53,052,566                   17.55
North Dakota...............             7              366,057                    0.12
Ohio.......................            98            4,388,538                    1.45
Oklahoma...................           125            5,661,462                    1.87
Oregon.....................           124           10,611,229                    3.51
Pennsylvania...............             2               90,921                    0.03
South Carolina.............           468           19,042,178                    6.30
South Dakota...............             6              254,947                    0.08
Tennessee..................           295           13,214,163                    4.37
Texas......................           973           42,843,668                   14.17
Utah.......................            40            2,371,222                    0.78
Virginia...................           307           13,187,655                    4.36
Washington.................           198           16,346,535                    5.41
Washington DC..............             4              140,745                    0.05
West Virginia..............           105            3,948,700                    1.31
Wyoming....................            20             1,015,642                     0.34
                                  -------        --------------                 --------
   Total...................         6,454         $302,250,408                  100.00%
                                    =====         ============                  ======

(1) Based on the mailing address of the Obligor on the related Asset as of the Cut-off Date.

                                          YEAR OF ORIGINATION OF ASSETS (1)

                                 NUMBER OF    AGGREGATE SCHEDULED         PERCENTAGE OF
YEAR OF ORIGINATION               ASSETS       PRINCIPAL BALANCE        ASSET POOL BY SPB
-------------------               ------       -----------------        -----------------
    1995.....................          1          $   26,183                  0.01%
    1997.....................          6             167,265                  0.06
    1998.....................         15             742,117                  0.25
    1999.....................      6,432         301,314,843                 99.69
                                   -----       -------------                 -----

         Total...............      6,454        $302,250,408                100.00%
                                   =====        ============                ======
------------------
(1) The weighted average seasoning of the Assets was approximately 1 months as of the Cut-off Date.

                                     DISTRIBUTION OF ORIGINAL ASSET AMOUNTS(1)

                                   NUMBER OF    AGGREGATE SCHEDULED         PERCENTAGE OF
ORIGINAL ASSET AMOUNT               ASSETS       PRINCIPAL BALANCE        ASSET POOL BY SPB
---------------------               ------       -----------------        -----------------
$   4,999 or less..............         13       $      47,283                  0.02%
$   5,000 - $   9,999..........         97             769,071                  0.25
$  10,000 - $  14,999..........        172           2,182,454                  0.72
$  15,000 - $  19,999..........        224           3,911,844                  1.29
$  20,000 - $  24,999..........        348           7,925,555                  2.62
$  25,000 - $  29,999..........        666          18,360,816                  6.07
$  30,000 - $  34,999..........        809          26,208,516                  8.67
$  35,000 - $  39,999..........        712          26,565,091                  8.79
$  40,000 - $  44,999..........        500          21,100,920                  6.98
$  45,000 - $  49,999..........        473          22,419,662                  7.42
$  50,000 - $  54,999..........        440          23,105,203                  7.64
$  55,000 - $  59,999..........        415          23,807,599                  7.88
$  60,000 - $  64,999..........        377          23,487,251                  7.77
$  65,000 - $  69,999..........        295          19,880,045                  6.58
$  70,000 - $  74,999..........        249          18,048,926                  5.97
$  75,000 - $  79,999..........        161          12,446,981                  4.12
$  80,000 - $  84,999..........        101           8,330,307                  2.76
$  85,000 - $  89,999..........         67           5,860,062                  1.94
$  90,000 - $  94,999..........         61           5,606,697                  1.85
$  95,000 - $  99,999..........         47           4,580,465                  1.52
$100,000 or more...............        227          27,605,662                  9.13
                                    ------      --------------             ---------
     Total.....................      6,454       $ 302,250,408                100.00%
                                     =====        ============                ======

------------------
  (1) The highest original Asset amount was $202,263, which represents approximately 0.07% of the aggregate principal balance of the Assets at origination. The average original principal amount of the Assets was approximately $46,900 as of the Cut-off Date.


                                              CURRENT ASSET RATES (1)

                                 NUMBER OF      AGGREGATE SCHEDULED          PERCENTAGE OF
CURRENT ASSET RATE                 ASSETS        PRINCIPAL BALANCE         ASSET POOL BY SPB
------------------                 ------        -----------------         -----------------
 6.000% -  6.999%..........          658         $  39,386,900                  13.03%
 7.000% -  7.999%..........          421            31,930,126                  10.56
 8.000% -  8.999%..........        1,390            77,690,091                  25.70
 9.000% -  9.999%..........          900            49,085,226                  16.24
10.000% - 10.999%..........          619            28,694,328                   9.49
11.000% - 11.999%..........          708            25,692,518                   8.50
12.000% - 12.999%..........        1,540            43,885,900                  14.52
13.000% - 13.999%..........          209             5,623,033                   1.86
14.000% - 14.999%..........            8               245,846                   0.08
15.000% - 15.999%..........            1                16,440                   0.01
                                   -----         -------------                 ------
     Total.................        6,454          $302,250,408                 100.00%
                                   =====          ============                 ======
------------------
(1) The weighted average Current Asset Rate was approximately 9.55% as of the
    Cut-off Date. This table reflects the Fixed Rate Asset Rates of the Step-up
    Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Rates of the Step-up Rate Loans. This table also reflects the Asset Rates of the Adjustable Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Asset Rates of the Adjustable
    Rate Loans.

                               REMAINING TERMS TO MATURITY OF ASSETS (IN MONTHS) (1)

                                    NUMBER OF      AGGREGATE SCHEDULED        PERCENTAGE OF
REMAINING TERM TO MATURITY           ASSETS         PRINCIPAL BALANCE       ASSET POOL BY SPB
--------------------------           ------         -----------------       -----------------
  1 -  60 months...........            152           $  1,561,219                  0.52%
 61 -  96 months...........            121              1,695,528                  0.56
 97 - 120 months...........            197              3,981,364                  1.32
121 - 156 months...........            198              4,333,400                  1.43
157 - 180 months...........            520             16,059,398                  5.31
181 - 216 months...........             65              2,014,688                  0.67
217 - 240 months...........          1,272             43,708,796                 14.46
241 - 300 months...........          1,416             59,522,482                 19.69
301 - 360 months...........          2,513            169,373,531                 56.04
                                     -----          -------------               -------
  Total....................          6,454           $302,250,408                100.00%
                                     =====           ============                ======
------------------
(1) The weighted average remaining term to maturity of the Assets was approximately 310 months as of the Cut-off Date.

                               ORIGINAL TERMS TO MATURITY OF ASSETS (IN MONTHS) (1)


                                 NUMBER OF       AGGREGATE SCHEDULED          PERCENTAGE OF
ORIGINAL TERM TO MATURITY          ASSETS          PRINCIPAL BALANCE        ASSET POOL BY SPB
-------------------------          ------          -----------------        -----------------

  1 -  60 months...........          152          $  1,561,219                     0.52%
 61 -  96 months...........          121             1,695,528                     0.56
 97 - 120 months...........          197             3,981,364                     1.32
121 - 156 months...........          195             4,267,333                     1.41
157 - 180 months...........          523            16,125,465                     5.34
181 - 216 months...........           62             1,940,901                     0.64
217 - 240 months...........        1,275            43,782,584                    14.49
241 - 300 months...........        1,416            59,522,482                    19.69
301 - 360 months...........        2,513           169,373,531                    56.04
                                   -----         -------------                  -------
  Total....................        6,454          $302,250,408                   100.00%
                                   =====          ============                   ======

------------------
(1) The weighted average original term to maturity of the Assets was approximately 311 months as of the Cut-off Date.

                             DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF ASSETS(1)

                                    NUMBER OF     AGGREGATE SCHEDULED         PERCENTAGE OF
LOAN-TO VALUE RATIO(2)                ASSETS        PRINCIPAL BALANCE       ASSET POOL BY SPB
----------------------                ------        -----------------       -----------------
50%  or  less................            42        $   1,216,174                   0.40%
51% - 55%....................            21              811,538                   0.27
56% - 60%....................            24              704,046                   0.23
61% - 65%....................            47            1,748,033                   0.58
66% - 70%....................            69            2,873,920                   0.95
71% - 75%....................           131            5,423,186                   1.79
76% - 80%....................           247           10,458,897                   3.46
81% - 85%....................           509           19,980,228                   6.61
86% - 90%....................         1,046           44,692,248                  14.79
91% - 95%....................         1,984           95,608,870                  31.63
96% - 100%...................         2,334          118,733,268                  39.28
                                      -----         ------------               --------
     Total...................         6,454         $302,250,408                 100.00%
                                      =====         ============                 ======

------------------
(1) The weighted average original Loan-to-Value Ratio of the Assets was approximately 92.35% as of the Cut-off Date.
(2) Rounded to nearest 1%.

         "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed:

                                           MHP PREPAYMENT SENSITIVITIES


                                     0% MHP                100% MHP              150% MHP
                                     ------                --------              --------
                                 WAL      Maturity      WAL      Maturity     WAL      Maturity
        TO CALL
        Class A-1                  15.73      12/26        8.19      06/21       6.34      09/17
        Class M-1                  23.59      12/26       15.01      06/21      11.86      09/17
        Class M-2                  23.59      12/26       15.01      06/21      11.86      09/17

        TO MATURITY
        Class A-1                  15.81      12/28        8.41      12/26       6.61      12/24
        Class M-1                  23.73      05/28       15.45      05/25      12.40      08/22
        Class M-2                  23.69      10/27       15.33      03/24      12.23      01/21

                                    200% MHP               250% MHP              300% MHP
                                    --------               --------              --------
                                 WAL      Maturity      WAL      Maturity     WAL      Maturity
        TO CALL
        Class A-1                   5.06      08/14        3.99      03/12       3.22      05/10
        Class M-1                   9.73      08/14        8.73      03/12       7.96      05/10
        Class M-2                   9.73      08/14        8.73      03/12       7.96      05/10

        TO MATURITY
        Class A-1                   5.32      05/22        4.21      06/19       3.38      01/17
        Class M-1                  10.27      07/19        9.35      05/17       8.66      07/15
        Class M-2                  10.11      12/17        9.21      11/15       8.53      02/14

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.